                                                                    EXHIBIT 99.2


                              QUEST SOFTWARE, INC.

                        UNAUDITED PRO FORMA INFORMATION

     On December 17, 1999 the Company, through a wholly owned subsidiary, acquired all of the outstanding common stock and stock options of MBR Technologies, Inc. (MBR) in exchange for 93,471 shares of Quest Common Stock valued at $9,323,732, a cash payment of $1,313,583 and the assumption of net liabilities of $340,000. The acquisition was accounted for as a purchase and the results of MBR's operations were included in the Company's statement of operations from the date of acquisition.

     On January 7, 2000 the Company, through a wholly owned subsidiary, acquired all of the outstanding common stock of Foglight Software, Inc. (Foglight) in exchange for 1,187,603 shares of Quest Common Stock valued at $104,167,628, estimated cash payments of $424,182, the assumption of unvested Foglight stock options valued at $2,088,000 and the assumption of net liabilities estimated to be $5,112,000. The acquisition will be accounted for as a purchase.

     The following unaudited pro forma balance sheet as of December 31, 1999 assumes that the acquisition of Foglight had occurred on December 31, 1999. The unaudited statement of operations includes the unaudited statement of operations of MBR for the period from January 1, 1999 to December 17, 1999 and the unaudited statement of operations of Foglight for the year ended December 31, 1999 and assumes that the acquisitions of MBR and Foglight had occurred on January 1, 1999. The pro forma combined results of operations is presented for information purposes only, is based on historical information, and does not necessarily reflect the actual results that would have occurred nor is it necessarily indicative of future results of the combined enterprise.


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

                              QUEST SOFTWARE, INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                 (IN THOUSANDS)

                                                  QUEST         FOGLIGHT                                         COMBINED
                                                 SOFTWARE       SOFTWARE        TOTAL                           PRO FORMA
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    PRO FORMA         DECEMBER 31,
                                                   1999           1999           1999       ADJUSTMENTS            1999
                                               ------------   ------------   ------------   -----------        ------------
ASSETS
Current assets:
  Cash and cash equivalents..................    $ 39,643       $     32       $ 39,675      $   (424)(1)        $ 39,251
  Restricted cash............................          --             51             51            --                  51
  Short-term marketable securities...........      11,000             --         11,000            --              11,000
  Accounts receivable, net...................      18,771            107         18,878            --              18,878
  Prepaid expenses and other current
    assets...................................       5,333            200          5,533        (1,308)(3)           4,225
                                                 --------       --------       --------      --------            --------
      Total current assets...................      74,747            390         75,137        (1,732)             73,405
  Property and equipment, net................       7,179            866          8,045            --               8,045
  Long-term marketable securities............       4,484             --          4,484            --               4,484
  Purchased technology and software licenses,
    net......................................         441             --            441         4,700(1)            5,141
  Goodwill and other intangibles.............      11,452             --         11,452       103,734(1)          115,186
  Deferred income taxes......................         415             --            415         3,358(1)            3,773
  Other assets...............................         431             34            465            --                 465
                                                 --------       --------       --------      --------            --------
      Total assets...........................    $ 99,149       $  1,290       $100,439      $110,060            $210,499
                                                 ========       ========       ========      ========            ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Notes payable, current portion.............    $     --       $  4,747       $  4,747      $ (2,808)(3)        $  1,939
  Accounts payable...........................       3,436             80          3,516            --               3,516
  Accrued compensation.......................       4,966             --          4,966            --               4,966
  Other accrued expenses.....................       7,062            752          7,814            --               7,814
  Income taxes payable.......................       2,030             --          2,030            --               2,030
  Deferred support revenue...................      13,932            236         14,168            --              14,168
  Deferred license revenue...................       4,651             --          4,651            --               4,651
  Capital lease obligations, current
    portion..................................          --            310            310            --                 310
                                                 --------       --------       --------      --------            --------
      Total current liabilities..............      36,077          6,125         42,202        (2,808)             39,394
                                                 --------       --------       --------      --------            --------
  Notes payable, net of current portion......          --          1,279          1,279            --               1,279
  Long-term liabilities......................         403            498            901            --                 901

Shareholders' equity:
  Preferred stock............................          --              4              4            (4)(2)              --
  Common stock and additional paid in
    capital..................................      94,010          7,892        101,902        98,364(1)(2)(3)    200,266
  Warrants to purchase Series C convertible
    preferred stock..........................          --          1,292          1,292        (1,292)(2)              --
  Retained earnings (deficit)................       1,864        (14,412)       (12,548)       14,412(1)            1,864
  Accumulated other comprehensive income
    (loss)...................................         (26)            --            (26)           --                 (26)
  Unearned compensation costs................          --         (1,388)        (1,388)        1,388(1)               --
  Notes receivable from sale of common
    stock....................................      (3,115)            --         (3,115)           --              (3,115)
  Capital distribution in excess of basis in
    common stock.............................     (30,064)            --        (30,064)           --             (30,064)
                                                 --------       --------       --------      --------            --------
      Total shareholders' equity (deficit)...      62,669         (6,612)        56,057       112,868             168,925
                                                 --------       --------       --------      --------            --------
      Total liabilities and shareholders'
         equity..............................    $ 99,149       $  1,290       $100,439      $110,060            $210,499
                                                 ========       ========       ========      ========            ========


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

                              QUEST SOFTWARE, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                              MBR
                                          TECHNOLOGIES
                                            FOR THE
                              QUEST          PERIOD        FOGLIGHT                                        COMBINED
                             SOFTWARE      JANUARY 1,      SOFTWARE        TOTAL                          PRO FORMA
                            YEAR ENDED      1999 TO       YEAR ENDED     YEAR ENDED                       YEAR ENDED
                           DECEMBER 31,   DECEMBER 17,   DECEMBER 31,   DECEMBER 31,    PRO FORMA        DECEMBER 31,
                               1999           1999           1999           1999       ADJUSTMENTS           1999
                           ------------   ------------   ------------   ------------   -----------       ------------
Revenues:
  Licenses...............    $54,269         $ 380         $ 2,433        $57,082       $     --           $ 57,082
  Services...............     16,599           190             383         17,172             --             17,172
                             -------         -----         -------        -------       --------           --------
       Total revenues....     70,868           570           2,816         74,254             --             74,254

Cost of Revenues:
  Licenses...............      2,998           346             109          3,453          1,567(4)           5,020
  Services...............      4,195           195             207          4,597             --              4,597
                             -------         -----         -------        -------       --------           --------
       Total cost of
          revenues.......      7,193           541             316          8,050          1,567              9,617
                             -------         -----         -------        -------       --------           --------
Gross profit.............     63,675            29           2,500         66,204         (1,567)            64,637

Operating expenses:
  Sales and marketing....     32,078           149           3,734         35,961             --             35,961
  Research and
     development.........     15,980           209           3,680         19,869             --             19,869
  General and
     administrative......      9,906           524           1,233         11,663             --             11,663
  Other compensation
     costs and goodwill
     amortization........      1,243            --             409          1,652         23,038(4)          24,690
                             -------         -----         -------        -------       --------           --------
       Total operating
          expenses.......     59,207           882           9,056         69,145         23,038             92,183
                             -------         -----         -------        -------       --------           --------
Income (loss) from
  operations.............      4,468          (853)         (6,556)        (2,941)       (24,605)           (27,546)
Other income (expense),
  net....................      1,202           (31)           (865)           306            (87)(5)            219
                             -------         -----         -------        -------       --------           --------
Income (loss) before
  income tax provision...      5,670          (884)         (7,421)        (2,635)       (24,692)           (27,327)
Income tax provision
  (benefit)..............      2,273             1               1          2,275         (3,397)(6)         (1,122)
                             -------         -----         -------        -------       --------           --------
Net income (loss)........      3,397          (885)         (7,422)        (4,910)       (21,295)           (26,205)
Preferred stock
  dividends, value of
  beneficial conversion
  feature, and accretion
  on preferred stock.....        590            --             679          1,269             --              1,269
                             -------         -----         -------        -------       --------           --------
Net income (loss)
  applicable to common
  shareholders...........    $ 2,807         $(885)        $(8,101)       $(6,179)      $(21,295)          $(27,474)
                             =======         =====         =======        =======       ========           ========
Basic and diluted net
  income (loss) per
  share..................    $  0.07                                                                       $  (0.71)
                             =======                                                                       ========
Weighted average shares:
  Basic..................     37,677                                                       1,281(7)          38,958
  Diluted................     41,800                                                      (2,847)(7)         38,958


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

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

(1) To reflect the elimination of Foglight's equity accounts and the allocation of the purchase price of $111,791,810 as follows:

Goodwill...................................................  $103,233,810
Deferred tax asset, net....................................     3,358,000
Purchased technology.......................................     4,700,000
Workforce..................................................       500,000

    The allocation may change once the audit of Foglight's closing balance sheet is completed and other valuation information is received.

(2) To reflect the conversion of all outstanding shares of preferred stock to common stock and exercise and conversion of Series C preferred stock warrants prior to the close of the Foglight acquisition.

(3) To eliminate the note payable to Quest of $1,308,000 and the forgiveness of the Cap Tech note payable of $1,500,000.

(4) To reflect the amortization of goodwill over five years on a straight-line basis, and workforce over three years on a straight-line basis ($20,813,429) and the amortization of purchased technology over three years on a straight-line basis ($1,566,667)for the Foglight transaction. Also includes the amortization of goodwill related to the MBR purchase for the period January 1, 1999 to December 17, 1999 of $2,225,000.

(5) To reflect the decrease in interest income due to the use of cash in the acquisitions at a 5% annual yield.

(6) To reflect the establishment of a deferred tax asset anticipated from the utilization of the operating loss of Foglight for the year and to adjust the income tax provision to reflect the estimated income tax benefit on a combined basis.

(7) To adjust for the 1,187,719 and 93,471 shares of Quest common stock issued in the acquisitions of Foglight and MBR, respectively, in the basic net income per share calculation and reduce the number of weighted average shares for the diluted net loss per share calculation.


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